-------------------------------
                                  VOTE BY MAIL
                        -------------------------------
                     Please mark,  sign and date your proxy
                     card and return it in the POSTAGE-PAID
                     ENVELOPE  provided  or  return  it to:
                     [Mellon Investor Services].






      PLEASE SIGN AND DATE THIS PROXY WHERE INDICATED BELOW BEFORE MAILING.
         / PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. /
--------------------------------------------------------------------------------



         ==============================================================

                    YOUR CONTROL NUMBER IS:

         ==============================================================


PROXY                        MAYNARD OIL COMPANY                          PROXY
--------------------------------------------------------------------------------
            PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON [ __], 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James G. Maynard and Glenn R. Moore proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Maynard Oil Company which the undersigned is entitled to vote at the Special Meeting of Stockholders of Maynard Oil Company to be held at the offices of Maynard Oil Company on [ _], 2002 at 9:30 a.m., local time, and any adjournments or postponements thereof, as indicated on the proposals described in the Proxy Statement, and all other matters properly coming before the Special Meeting of Stockholders of Maynard Oil Company, or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.

                                               ---------------------------------
                                               Signature(s)


                                               ---------------------------------
                                               Signature(s)

                                               Date:                      , 2002
                                                    ----------------------------


                                               Please sign  exactly as your name
                                               or names appear hereon. For joint
                                               accounts,   both  owners   should
                                               sign.  When  signing as executor,
                                               administrator,  attorney, trustee
                                               or  guardian,  etc.,  please give
                                               your full title.

================================ADMISSION CARD==================================


                              MAYNARD OIL COMPANY
                        SPECIAL MEETING OF STOCKHOLDERS
                           [     ], 2002 - 9:30 A.M.




                 PLEASE BRING THIS CARD TO THE SPECIAL MEETING.
       IT WILL EXPEDITE YOUR ADMITTANCE WHEN PRESENTED UPON YOUR ARRIVAL.



                              MAYNARD OIL COMPANY
                    8080 NORTH CENTRAL EXPRESSWAY, SUITE 660
                              DALLAS, TEXAS 75206
================================================================================


                         / PLEASE FOLD AND DETACH HERE /













        / PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. /
-------------------------------------------------------------------------------


PROXY                          MAYNARD OIL COMPANY                        PROXY
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER |X| USING DARK INK ONLY. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
              ---

         Authorization and adoption of the Agreement and Plan of Merger, dated as of April 25, 2002, by and among Maynard Oil Company, a Delaware corporation, Plantation Petroleum Holdings, LLC, a Delaware limited liability company, and Plantation Petroleum Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Plantation Petroleum Holdings, LLC.

                      / / FOR         / / AGAINST      / / ABSTAIN

    / / Mark here if you plan to attend the Special Meeting.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.